UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2025

MARATHON BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56269	86-2191258
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

500 Scott Street, Wausau, Wisconsin	54402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (715) 845-7331

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On February 11, 2025, Marathon Bancorp, Inc., a Maryland corporation (the “Company”), Marathon Bank, a Wisconsin savings bank and Marathon MHC, a Wisconsin mutual holding company, entered into an Agency Agreement with Janney Montgomery Scott LLC (“Janney”), who will assist in the marketing of the Company’s common stock during its stock offering.

For its services as financial advisor and marketing agent, Janney will receive (i) a management fee of $50,000, which has already been paid, and (ii) a success fee of $375,000 for shares of common stock sold in the Company’s subscription and community offerings. The success fee will be reduced by the management fee. In the event shares of common stock are sold through a group of broker-dealers in a syndicated community offering, the Company will pay fees of 6.0% of the aggregate dollar amount of shares of common stock sold in the syndicated community offering to Janney and any other broker-dealers included in the syndicated community offering.

For its services as records agent, Janney will receive a fee of $50,000, $5,000 of which has been earned in full and has already been paid. This fee can be increased by $10,000 in the event of any material change in applicable regulations or the plan of conversion, or a delay requiring duplicate or replacement processing due to changes in record dates.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-283805) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated February 11, 2025.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit	Description

1.1	Agency Agreement dated February 11, 2025, by and among Marathon Bancorp, Inc., Marathon Bank, Marathon MHC and Janney Montgomery Scott LLC

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Marathon Bancorp, Inc.

DATE: February 18, 2025	By:	/s/ Nicholas W. Zillges
Nicholas W. Zillges
President and Chief Executive Officer